HIT Performance Commentary
 2nd Quarter 2010

Chang Suh
Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
July 19, 2010

The sovereign debt crisis in Europe and persistent weakness in the housing and labor markets in the U.S. drove a massive flight to safety beginning in April, with investors flocking to the Treasury market.   Spreads widened on non-Treasury investments, and equity markets entered into negative returns territory for the first half of the year.  The strong performance of Treasuries caused the HIT to underperform its benchmark in the second quarter because the HIT invested less than 2% of the portfolio in Treasuries while its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), held over 30% in Treasuries.  The HIT’s strategy is to substitute multifamily government and agency mortgage-backed securities (agency MBS) for Treasury and corporate securities in the benchmark.  For the three-month period through June 30, 2010, the HIT’s gross and net returns were 2.75% and 2.63%, respectively, compared to 3.49% for the benchmark.  For the six-month period, the HIT’s gross and net returns were 5.01% and 4.77%, respectively, compared to 5.33% for the benchmark.

The HIT’s prudent strategy of specializing in multifamily agency MBS and focusing on construction-related securities generates competitive risk-adjusted returns over time while minimizing risk.  Construction-related mortgage securities have significantly higher relative yields than bonds of comparable duration and credit quality.  The HIT has increased its weighting in construction-related multifamily MBS in recent periods due to the relative value these investments are expected to generate over the long run.  Although the recent spread widening negatively impacted the HIT’s return in the second quarter, construction-related MBS will add significant income to the HIT portfolio in future periods.  The HIT’s ability to source these investments directly should help to provide strong returns as well as to create union construction jobs that enhance economic development in communities where the HIT invests.

Second Quarter Performance

The HIT’s second quarter performance relative to its benchmark was enhanced by its ongoing income advantage versus the benchmark but hurt by its relatively low allocation to Treasuries and by spread widening1 in multifamily agency MBS, as previously discussed.  Treasury rates trended lower, with yields on 10-year Treasuries falling from 3.83% at the end of March to 2.93% at the end of June after hitting 4% in early April.   The Treasury sector of the benchmark returned an impressive 4.68% for the quarter.

1 Spread is the difference in yield between Treasuries and comparable non-Treasury securities.

Source: Bloomberg L.P.

In the initial stages of a flight to safety rally, the spreads to Treasuries of all products – even those of the highest credit quality – typically widen. That was the case in the second quarter of this year, as investors sought Treasuries amid concerns about the sovereign debt crisis, weak or negative economic growth in Europe, and prospects for a stalled U.S. economy. Spreads to 10-year Treasuries widened by 38 and 69 basis points, respectively, for Ginnie Mae permanent and construction/permanent securities during the quarter.

Source: HIT and Wall Street Brokers

For the 3-, 5-, and 10-year periods ending June 30, the HIT outperformed the Barclays Aggregate on a gross basis by 43, 38 and 51 basis points, respectively, as seen in the chart below.  On a net basis, the HIT outperformed the benchmark for the 10-year period by 9 basis points.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by following this link. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Morningstar Top 10 Ranking

Morningstar reported during the second quarter that it selected the HIT as one of the nation’s “Top 10 Managers” in its fixed-income class for the five-year period ending March 31, 2010.  The HIT was ranked eighth among U.S. intermediate duration collective investment trusts based on five-year returns at March 31.2  Out of the previous 19 quarters dating back to 2005, the HIT has been ranked as one of Morningstar’s “Top 10 Managers” 14 times.  This recognition is evidence of the effectiveness and consistency of the HIT’s investment strategy.

Positive Outlook for the HIT

As the second half of 2010 begins, the HIT is well-positioned for investment success due to its superior portfolio fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark.  The HIT’s yield advantage over the benchmark has increased to 64 basis points at

2 The Morningstar “Top 10 Managers” ranking was published by Pensions & Investments on May 3, 2010.  The ranking was based on Morningstar’s Principia Separate Account database, comparing funds with a similar risk profile in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories. The ranking is based on gross returns for the five-year period ended March 31, 2010, as self-reported to Morningstar, and reflects no deduction for expenses. The HIT net performance data in the returns chart above does reflect deductions for expenses.

June 30 from 32 basis points one year ago, as the HIT’s multifamily MBS allocation has grown.  This income advantage should enable the HIT to generate competitive returns in the long run without taking more risk.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
June 30, 2010
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & Above	95.4%	78.5%	Effective Duration	4.379	4.379
A & Below	1.2%	17.3%	Convexity	-0.047	-0.117
Yield Advantage			Similar Call Risk
Yield to Maturity/Worst	3.344%	2.705%	Call Protected	72%	66%
→ 64 basis point Yield Advantage			Not Call Protected	28%	34%

Direct sourcing of multifamily investments produced $343.5 million in commitments for construction-related mortgage securities during the first half of 2010 as well as a large pipeline of prospective transactions that should lead to additional construction-related investments in the period ahead.  This permits the HIT to customize investments for the portfolio and obtain superior execution, which allows the HIT’s investors to earn better returns.  Spreads on high credit quality construction-related instruments, which widened during the quarter as indicated above, are very wide compared to instruments of similar credit quality.  The HIT’s strong pipeline of these investments should result in higher expected yields for the portfolio in future periods.  The government/agency credit quality of these investments and their prepayment protections should help preserve their higher yields versus comparable Treasuries.

High unemployment, weak real estate fundamentals, tight credit conditions, and the European situation will likely create strong headwinds to U.S. economic recovery and may even precipitate another recession.  Furthermore, government stimulus spending will be greatly reduced in the second half of 2010, putting more pressure on the consumer to carry the economy forward.  Uncertainty over the impact of new regulations for financial institutions may continue to hamper banks’ willingness to lend.  These factors, combined with excess industrial capacity and strong productivity, make a convincing case that inflation is not a current concern.  Therefore, high credit quality fixed-income investments like the HIT could offer significant opportunities for investors going forward.

Although spreads tend to widen during crisis periods, the HIT’s strategy of managing a higher credit quality portfolio with higher expected income is expected to generate superior returns over the long run.  With the very wide yield spreads for construction-related multifamily MBS in today’s market and the HIT’s strong pipeline of those investments, the HIT is well positioned for success. The HIT intends to take advantage of opportunities to purchase construction-related securities with new capital raised from existing and prospective investors.  Furthermore, the HIT will continue to remain focused on the long-term time horizon and to stay disciplined in managing interest rate risk – strategies that have enabled it over the years to grow investors’ capital and provide competitive returns.

This commentary contains forecasts, estimates, opinions and other information that is subjective. Statements concerning economic, financial or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of June 30, 2010, unless otherwise noted.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or follow this link.